THE ADVISORS’ INNER CIRCLE FUND III

FS Chiron Capital Allocation Fund (the “Capital Allocation Fund”)

FS Chiron SMid Opportunities Fund (the “SMid Fund”

and together with the Capital Allocation Fund, the “Funds”)

Supplement dated June 2, 2022

to the Funds’ Prospectus (the “Prospectus”) and

SMid Fund’s Summary Prospectus,

each dated March 1, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and should be read in conjunction with the Prospectus and Summary Prospectus.

I.	A large percentage of the SMid Fund’s shares currently are held by a small number of shareholders, including an affiliate of the SMid Fund. Accordingly, effective immediately, the Prospectus and SMid Fund’s Summary Prospectus are hereby amended and supplemented as follows:

1.	The following disclosure is added to the “Principal Risks” section of the SMid Fund’s Summary Prospectus, and the corresponding section of the Prospectus:

Shareholder Concentration Risk — A large percentage of the Fund’s shares are held by a small number of shareholders, including persons and entities related to the Adviser. A large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

2.	The following disclosure is added to the “More Information about Principal Risks” section of the Prospectus:

Shareholder Concentration Risk (FS Chiron SMid Opportunities Fund) – A large percentage of the Fund’s shares are held by a small number of shareholders, including persons and entities related to the Adviser. A large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

II.	The SMid Fund may invest in A-Shares of companies based in the People’s Republic of China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs. Accordingly, the Prospectus and SMid Fund’s Summary Prospectus are hereby amended and supplemented as follows:

1.	The following disclosure is added to: (i) the “Principal Investment Strategies” section of the SMid Fund’s Summary Prospectus, and the corresponding section of the Prospectus; and (ii) the “More Information about the Funds’ Investment Objectives and Principal Investment Strategies – Principal Investment Strategies – FS Chiron SMid Opportunities Fund” section of the Prospectus:

The Fund may invest in A-Shares of companies based in the People’s Republic of China (“PRC”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in the PRC.

2.	The following disclosure is added to the “Principal Risks” section of the SMid Fund’s Summary Prospectus, and the corresponding section of the Prospectus:

Stock Connect Investing Risk — Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

3.	The “Stock Connect Investing Risk” disclosure in the “More Information about Principal Risks” section of the Prospectus is deleted and replaced with the following:

Stock Connect Investing Risk (Both Funds) — The Funds may invest in A-Shares of companies based in the People’s Republic of China (“PRC”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. A Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for a Fund. Stock Connect operates only on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, a Fund may be subject to the risk of price fluctuations of A-Shares during the time when Stock Connect is not trading. Because of the way in which A-Shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

III.	The rights of accumulation applicable to the Funds’ Class A Shares, which may entitle investors to discounts in the initial sales charges applied to purchase of Class A Shares if the applicable requirements are met, have been revised. Accordingly, the Prospectus is hereby amended as follows:

1.	The disclosure under the heading “Sales Charges – Rights of Accumulation” is deleted and replaced with the following:

You may purchase Class A Shares of a Fund at a reduced initial sales charge by aggregating (1) the dollar amount of the new purchase (measured by the offering price) and (2) the value of your accumulated holdings of all Class A Shares and/or Class C Shares of either Fund then held by you, or held in the accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. Subject to the Transfer Agent’s and your intermediary’s capabilities, the value of your accumulated holdings will be calculated as the higher of (i) the current value of your existing holdings (the “market value”) as of the day prior to your investment or (ii) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”), in each case, including holdings held in applicable accounts identified under “Aggregating Accounts.” In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Aggregating Accounts

To take advantage of lower Class A Shares initial sales charges through the exercise of right of accumulation, the following persons may qualify to aggregate accounts:

•	an individual;

•	an individual and his or her spouse within the same household or custodial accounts for your minor children under the age of 21; and

•	any individuals sharing the same social security or tax identification number.

To receive a reduced sales charge under rights of accumulation, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

The above information on the sales charges for Class A shares is available free of charge, through the Funds’ website at www.fsinvestments.com/chiron-funds-reports, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Please retain this supplement for future reference.

CHI-SK-016-0100

3